December 2025 Corporate  Presentation © Athira Pharma, Inc.

Disclaimer This presentation and any accompanying oral commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantiﬁed. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “on track,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance and financial condition, business plans and objectives, our ability to obtain funding for our operations, including funding necessary to develop and commercialize our drug candidates and funding necessary for the payment of future milestone and other payments that may be earned by our collaboration partners, timing and success of our planned or future development activities, including our ability to consummate definitive agreements for our future development of lasofoxifene, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of (1) ATH-1105 as a potential treatment for Alzheimer’s disease, Parkinson’s disease, Parkinson’s disease dementia, amyotrophic lateral sclerosis, neuropathic pain and other neurodegenerative diseases and disorders, and (2) lasofoxifene as a potential treatment for breast cancer, the anticipated reporting of data, the potential learnings from preclinical studies and other nonclinical data and clinical studies and their ability to inform and improve future clinical development plans and to demonstrate the safety and efficacy of our drug candidates, our ability to initiate and successfully advance clinical trials for the development of our product candidates, the rate and degree of market acceptance of our drug candidates, anticipated milestone timelines, such as the timing of data releases, and our ability to meet such timelines, our plans related to commercializing our drug candidates, if approved, the success of competing therapies that are or may become available, potential growth opportunities, our plans for any potential financing, strategic transaction, or partnership, including for ATH-1105 and lasofoxifene, competitive position, and industry environment and potential market opportunities. We do not undertake any duty to update these forward-looking statements. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including, but not limited to, the risk that the conditions to the closing of any or all of the proposed transactions related to the definitive agreements for our future development of lasofoxifene are not satisfied (the “Transactions”); uncertainties as to the timing of the consummation of the Transactions and the ability of each of the parties thereto to consummate them; unexpected costs, charges or expenses resulting from the Transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions; risks associated with the possible failure to realize certain anticipated benefits of the Transactions, including with respect to future financial and operating results; the data from preclinical and clinical trials may not support the safety, efficacy and tolerability of our drug candidates; development of drug candidates may cease or be delayed; regulatory authorities could object to protocols, amendments and other submissions; future potential regulatory milestones for drug candidates, including those related to current and planned clinical studies, may be insufficient to support regulatory submissions or approval; whether our trials are sufficiently powered to meet the planned endpoints; we may not be able to recruit sufficient patients for our clinical trials; the outcome of legal proceedings that may in the future be instituted against us, our directors and officers; possible negative interactions of our drug candidates with other treatments; U.S. Food and Drug Administration (“FDA”) regulatory delays and uncertainty and new policies, including executive orders, changes in the leadership of federal agencies such as the FDA and U.S. Securities and Exchange Commission (“SEC”), staff layoffs, budget cuts to agency programs and research, and changes in drug pricing controls; our assumptions regarding our financial condition and the sufficiency of our cash, cash equivalents and investments to fund our planned operations may be incorrect; adverse conditions in the general domestic and global economic markets, including as a result of tariffs; the impact of competition; the impact of drug candidate development and clinical activities on operating expenses; the impact of new or changing laws and regulations; as well as the other risks detailed in our filings with the SEC from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in greater detail in our filings with the SEC may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and readers are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. This presentation contains estimates, projections and other information concerning market, industry and other data. We obtained this data from our own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in our filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. While we believe such information is generally reliable, we have not independently verified any third-party information. This presentation concerns drug candidates that are under clinical investigation and which have not yet been approved for marketing by the FDA. The drug candidates are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. We announce material information to the public through a variety of means, including filings with the SEC, press releases, public conference calls, our website (www.athira.com/), our investor relations website (investors.athira.com), and our news site (investors.athira.com/news-and-events/press-releases). We use these channels, as well as social media, including our X account (@athirapharma) and Facebook page (https://www.facebook.com/athirapharmainc), to communicate with investors and the public about Athira, our products, and other matters. Therefore, we encourage investors, the media, and others interested in Athira to review the information we make public in these locations, as such information could be deemed to be material information. © Athira Pharma, Inc.

Athira Pharma Building a pipeline with the potential to change lives and create enduring value Rebranding coming soon! © Athira Pharma, Inc.

Management team with significant drug development and approval experience LEADERSHIP Mark Litton, PhD President and CEO Mark Worthington, JD General Counsel Kevin Church, PhD CSO Javier San Martin, MD CMO Robert Renninger CFO Mark Kubik Head of BD (consultant) Collectively involved in multiple developed products and exits Select prior companies Approved therapies © Athira Pharma, Inc. David Portman, MD CEO, Sermonix* *Expected to provide consulting services to the Company on a post-transaction basis.

Lasofoxifene Phase 3 registrational study ongoing with >50% enrolled ATH-1105 Phase 2 POC study in ALS planned to start in 1H2026 Expected key inflection points within ~2 years Topline results expected in mid-2027 Topline results expected 2027 © Athira Pharma, Inc.

Exciting opportunity in metastatic breast cancer

Late-stage program diversifies pipeline

Large Market Opportunity

- ER+/HER2- disease remains most common breast cancer subtype[1]
- Represents approximately 70% of all breast cancers[1]
- Global metastatic ER+/HER2- market expected to grow from ~$10.9B in 2025 to ~$15.9B by 2029[2]

Differentiated Mechanism of Action

- Designed to overcome resistance that limits current endocrine agents[3,4,5]
- Tissue-selective pharmacology[6]
- Strong combinability profile[7]

Positive Phase 2 data

- Demonstrated compelling signals of clinical activity[7,8]
- Achieved 13 months of progression free survival (PFS)[7]
- Favorable safety profile and well tolerated with potential QoL benefits[6,7,8]

Strategic Fit

- Right company and team to bring this program forward
- Builds on Athira's late-stage development infrastructure
- Leverages deep regulatory and development expertise of Athira leadership

Sources: 1. NCI. *Retrieved from https://seer.cancer.gov/statfacts/html/breast-subtypes.html;* 2. Research and Markets. *Retrieved from: https://www.researchandmarkets.com/reports/6076080/metastatic-hrher2-breast-cancer-global-market;* 3. Venetis et al. *Cancer Treat Rev 2023;* 4. Laine et al. *Breast Cancer Res 2021; 5.* Adreano et al, *Mol Cancer Ther 2020;* 6. Goldfarb et al, *Clinical Breast Cancer 2024*; 7. Damodaran et. al, *Annals of Oncology 2023;* 8. Goetz et. al, *Annals of Oncology 2023*

Athira PHARMA
© Athira Pharma, Inc.
6

7 Small molecule selective estrogen receptor modulator (SERM) Lasofoxifene for the potential treatment of metastatic breast cancer © Athira Pharma, Inc.

Lasofoxifene: Differentiated SERM for mESR1+ metastatic breast cancer

Designed to overcome resistance, improve QoL, and redefine the standard of care as the endocrine partner of choice

Key Differentiators:

- Potential best-in-class combination efficacy (13 months PFS)[1]
- Recent outcomes (EMBER-3, EvERA) validate the combination approach to 2L+ mBC[2,3]
- Active against WT and mutant ESR1 where SoC can fail
  - Reduced new onset breast cancer by 83% in a large prevention trial[4]
- As the only SERM in the 2L+ mESR1 space, advantages in tolerability, QoL, and additional clinical benefits (bone, urogenital health)[5,6]

Lasofoxifene + Abema combo led to a potential best-in-class median PFS in a heavily pre-treated mESR1 population in Phase 2 ELAINE-2 trial[2]



+ Censored
Potential best-in-class median PFS of 13 months in 2L/3L post-CDK4/6i setting
Survival probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Median PFS: 56.0 weeks (95% CI 31.9 weeks to NE)
0 10 20 30 40 50 60 70 80 90 100 110 120
Weeks
Number at risk
29 21 19 19 14 13 11 11 6 2 1 1 0

FDA-aligned registrational Phase 3 trial is ongoing

Sources: 1. Damodaran et. al, *Annals of Oncology, 2023;* 2. Jhaveri et al *NEMJ 2024;* 3. Mayer et al, *ESMO 2025;* 4. LaCroix et al, *J Natl Cancer Inst, 2010;* 5. Goldfarb et al, *Clinical Breast Cancer 2024*; 6. Cummings et al. *NEJM 2010;*

Athira PHARMA

© Athira Pharma, Inc.

8

Treatment–resistant ER+ breast cancer is a critical unmet need

Global ER+ breast cancer ~1.6M patients[1,2*] → **30% progress to mBC[3] ~480k patients** → **40% acquire ESR1 mutations[4] ~192k patients**


Estrogen
Estrogen receptor (ESR1)
SERM
Mutation
Estrogen receptor mutant (mESR1)
1. Initial Tumor
ER+ tumors depend on estrogen signaling via estrogen receptor (ESR1) to grow and survive
Endocrine therapy
2. Therapy response (1L)
1L endocrine therapies (AIs, SERMs, SERDs) are highly effective at shrinking and stabilizing tumor cells
Aromatase inhibitors (AIs) inhibit estrogen production
SERMs inactivate ESR1
Therapy-induced dormancy
Tumor adaptation
3. Tumor cell dormancy
In response to effective therapies, a portion of tumor cells enter a "quiet" state where they rewire survival pathways via ESR1 activating mutations
4. Tumor resistance
ESR1 mutated tumor cells are resistant to endocrine therapies; lasofoxifene overcomes this resistance

~70% of breast cancers are driven by estrogen receptor signaling (ER+)[2]

ESR1 activating mutations cause resistance to current therapies; lasofoxifene addresses this critical unmet need

Athira PHARMA

**1.6M estimated using global breast cancer incidence (2.3M; Bray et al) and ER+ prevalence (~70%; NCI)*

Sources: 1. Bray et al. *American Cancer Society 2022;* 2. NCI. *Retrieved from https://seer.cancer.gov/statfacts/html/breast-subtypes.html;* 3. OncLive. *Retrieved from https://www.onclive.com/view/targeted-agents-expand-the-hr-her2-metastatic-breast-cancer-treatment-arena*; 4. Venetis et al. *Cancer Treat Rev 2023.*

© Athira Pharma, Inc.
9

Lasofoxifene is a SERM that blocks ESR1 breast cancer signaling even in the presence of mutations

- Active ESR1 signaling drives tumor growth and metastasis in ER+ breast cancer[1]
- Current endocrine therapies (SERDs, SERMs) aim to inhibit ESR1 signaling[2]
- ESR1 mutations cause resistance to endocrine therapies[3]
- Structural features of lasofoxifene inhibit mutant ESR1, overcoming resistance[4,5]



ESR1 Mutant
Treatment Resistant
H12 - Y537S
Mutant activation helix
Estrogen
ESR1 mutants are constitutively active; do not require estrogen
ESR1-MUT
Active Signaling
SERD
SERDs exhibit weaker potency with incomplete degradation; mutant ESR1 can remain active
ESR1-MUT
Active Signaling
Estrogen response element
Tumor growth
Nucleus
ESR1 Mutant
Lasofoxifene Treatment
H12 - Y537S
Mutant activation helix
Estrogen
ESR1-MUT
Active Signaling
LASO
Lasofoxifene exhibits high potency against ESR1 mutants and disrupts the active conformation
ESR1-MUT
Inactive
Estrogen response element
Tumor growth inhibited
Nucleus

Athira PHARMA

Sources: 1. Miziak et al. *Cancers (Basel) 2023*; 2. Cao et al. *Front Pharmacol 2024*; 3. Venetis et al. *Cancer Treat Rev 2023;* 4. Laine et al. *Breast Cancer Res 2021;* 5. Adreano et al, *Mol Cancer Ther 2020.*

© Athira Pharma, Inc.

10

Lasofoxifene retains potency against ESR1 mutations, overcoming a key driver of endocrine resistance

Outperforms SoC SERDs and SERMs across ESR1 mutations, sustaining inhibitory potency, and driving superior anti-tumor activity

Competitors (e.g., fulvestrant) lose potency against mutant ESR1 → resistance

Lasofoxifene maintains similar potency against WT and mutant ESR1 → sustained inhibition

Superior anti-tumor activity in ESR-1 mutant breast cancer models



Fulvestrant
Normalized RLU
1.5
1.0
0.5
0.0
0
−12
−10
−8
−6
log (mol/L)
ER WT
ER Y537S
ER D538G



Lasofoxifene
Normalized RLU
1.5
1.0
0.5
0.0
0
−12
−10
−8
−6
log (mol/L)
ER WT
ER Y537S
ER D538G

Adapted from Adreano et al, *Mol Cancer Ther 2020*

Inhibition of proliferation of CAMA-1 ESR1^{Y537S}	
Drug	IC_{50} (nM)↓
Lasofoxifene	1.9
Vepdegestrant	22
Elacestrant	90
4OH-Tamoxifen	14
Fulvestrant	15
Imlunestrant	13
OP-1250	14

Adapted from Parisian et. al, *Mol Cancer Ther, 2023*

Affinity assay: Tested in luciferase reporter lines transfected with WT or mutant versions of ESR1. ESR1 was stimulated with a constant concentration of 17β-estradiol and inhibition of activation was assessed by reduction in luciferase reporter signal.
Cell proliferation assay: ESR1-mutant cells treated with antiestrogen in the presence of 100 pmol/L E2. Proliferation assessed by CyQUANTreagent is normalized to E2-treated vehicle.

© Athira Pharma, Inc.
11

Unique lasofoxifene MOA and pre-clinical data establish PoC in ESR1 mutations

- Lasofoxifene reduces tumor growth in *in vivo* animal models and maintains potency in lines with mutated estrogen receptors[1,2]
- Long half-life (6 days), excellent bioavailability, and volume of distribution optimizes receptor antagonism and tumor engagement[2,3]
- No receptor degradation necessary and lack of DDIs potentially allow for favorable dosing, tolerability, and combinability characteristics



In the hardest to treat Y573S ESR1-mut MCF7 xenograft mouse model, lasofoxifene demonstrates superior anti-tumor activity compared with fulvestrant
Tumor weight (mg)
1.5
1.0
0.5
0.0
vehicle
laso
fulv
palb
fulv/palb
laso/palb

Figure: *Effect of combination therapies on primary tumor growth in the Y537S ERα mutant model*

Adapted from Laine et. al, *Breast Cancer Ther, 2021*

Figure: Multiple bars under the same group denote different dose combinations

1. Adreano et al, *Mol Cancer Ther 2020; 2. Laine et al Breast Cancer Res 2021*; 3. Gennari, *Expert Opin Pharmacother 2009*

© Athira Pharma, Inc.
12

ELAINE Program: Stepwise validation toward a new standard of care Establishing lasofoxifene as the next-generation endocrine backbone for ER+ metastatic breast cancer © Athira Pharma, Inc. Randomized Ph2 trial to demonstrate lasofoxifene’s targeted mechanism and establish its activity vs SoC fulvestrant in mutant ESR1+ metastatic breast cancer ELAINE-1 Proof of Concept (Complete) Ph2 single-arm study trial to evaluate efficacy of lasofoxifene + abemaciclib (CDK4/6 inhibition) in mutant ESR1+ metastatic breast cancer ELAINE-2 Combination Study (Complete) Global Ph3 pivotal trial to confirm lasofoxifene’s superiority in combination vs SoC fulvestrant and establish laso as new 2L/3L standard of care ELAINE-3 Registrational Trial (Ongoing) Building on an extensive safety database, a systematic step-wise clinical development plan was designed to establish confidence in lasofoxifene through proof-of-concept (ELAINE-1) and a combination study (ELAINE-2), leading to a registrational Phase 3 trial to confirm superiority and establish lasofoxifene as a new standard of care for ER+ metastatic breast cancer

ELAINE-1: Increased PFS and anti-tumor activity with lasofoxifene compared to SoC fulvestrant in mESR1 population

Lasofoxifene clinical activity vs. fulvestrant (SoC) in ESR1-mutant breast cancer in a PoC Phase 2 study

ELAINE-1

Proof of Concept

Clear efficacy advantage: Lasofoxifene delivered longer progression-free survival and higher tumor response rates vs SoC fulvestrant.

Validated targeted approach: ctDNA confirm lasofoxifene's direct activity against ESR1 mutations.

Strong differentiation: Well-tolerated with added quality-of-life benefits, including improvement in urogenital symptoms.



1.0
0.8
0.6
0.4
0.2
0.0
Survival probability
0 8 16 24 32 40 48 56 64 72 80 88 96 104 112 120 128
Weeks
Lasofoxifene
Fulvestrant
No. at risk:
Fulv 51 37 24 15 6 6 2 2 1 1 1 1 0
LAS 52 43 27 25 20 13 11 9 8 2 1 1 1 1 1 1 0

	Laso (n=52)	Fulv (n=51)
Median PFS, weeks (95% CI)	24.2 (11.3-32.1)	16.2 (11.7-24.1)
Log-rank *p*-value	0.138	
HR (95% CI)	0.699 (0.434 – 1.125)	

Figure: *Kaplan-Meier estimates of progression-free survival*

	Laso	Fulv
CBR	37%	22%
ORR	13%	3%

Table: *Tumor response rates for lasofoxifene vs fulvestrant*



LAS
Fulv
% patients with MAF decreased
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
82.9
61.5
82.1
38.9
86.7
38.9
91.7
66.7
71.4
55.6
100.0
75.0
mESR1[a]
D538G
Y537S
Y537N
E380Q
Y537C
LAS, n 35 28 15 12 7 6
Fulv, n 26 18 18 12 9 4

Figure: *Proportions of patients with ESR1 mutant allele fraction decreased with lasofoxifene treatment*

HR, Hazard ratio

Source: Goetz et. al, *Annals of Oncology 2023.*

Athira PHARMA

© Athira Pharma, Inc.

14

ELAINE-2: Demonstrated potential best-in-class 13 months PFS with lasofoxifene combination with abemaciclib in a heavily pre-treated mESR1 population

Lasofoxifene combination with CDK4/6i abemaciclib in ESR1-mutant breast cancer, 100% prior CDK4/6i (Phase 2)

ELAINE-2

Combination Study

Potential best-in-class durability: Laso+Abema delivered 13-month (56 weeks) median PFS – among the longest seen in 2L/3L post-CDK4/6i.

Strong efficacy: High tumor response (56% ORR, 66% CBR) with durable disease control

Robust biology: Deep ctDNA and ESR1 clearance correlated with PFS, with benefits extending even to patients with co-mutations.



Median PFS of 13 months; among the longest seen in 2L/3L post-CDK4/6i setting
Survival probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Median PFS: 56.0 weeks (95% CI 31.9 weeks to NE)
0 10 20 30 40 50 60 70 80 90 100 110 120
Weeks
Number at risk
29 21 19 19 14 13 11 11 6 2 1 1 0

***Figure**: Kaplan-Meier estimates of progression-free survival*

No head-to-head trials have been conducted comparing lasofoxifene combination regimens to SoC combination regimens. Therefore, such data may not be directly comparable due to differences in trial protocols, dosing regimens, and patient populations. Accordingly, these cross-trial comparisons should not be relied on.

Source: Damodaran et. al, *Annals of Oncology 2023.*

© Athira Pharma, Inc.

15

Treatment landscape is shifting toward combination regimen

Emerging data support combination endocrine approaches in CDK4/6 inhibitor–pretreated ER+ breast cancer

- In the 2L+ space, endocrine monotherapy approaches appear to reach a ceiling of ~6 months PFS
- Durable disease control is increasingly pursued through biomarker-driven combination strategies, rather than next-generation endocrine monotherapy alone
  - With combination therapy, safety and tolerability become even more important
- With combination therapy, particularly laso + abema, median PFS can extend beyond 12 months, surpassing the one-year benchmark in 2L+ post-CDK4/6 ESR1-mutant disease
  - No stacking of toxicity, laso + abema was well-tolerated with favorable safety profile


Median PFS with Endocrine-based Regimens in ESR1-mutant mBC post-CDK4/6i
PFS (Months)
0
2
4
6
8
10
12
14
One-year PFS threshold
Monotherapy "Ceiling"
SoC
Elac
Fulv
Vepdeg
Fulv
Fulv + Abema
SoC
Gired
SoC + Evero
Gired + Evero
SoC
Imlun
Imlun + Abema
Fulv
Laso
Laso + Abema
EMERALD
VERITAC
postMONARCH
acelERA
evERA
EMBER-3
ELAINE-1
ELAINE-2

Abema, abemaciclib; Elac, elsacestrant; Evero, everolimus; Fulv, fulvestrant; Gired, girdestrant; Imlun, imlunestrant; Laso, lasofoxifene; SoC, standard-of-care; Vepdeg, vepdegestrant

Comparisons are based on independently published study results. No head-to-head trials have been conducted comparing lasofoxifene combination regimens to SoC combination regimens. Therefore, such data may not be directly comparable due to differences in trial protocols, dosing regimens, and patient populations. Accordingly, these cross-trial comparisons should not be relied on.

Sources: EMERALD – Bardia et al, *SABCS 2021*; VERITAC – Campone et al, *NEMJ 2025*; postMONARCH – Kalinsky et al, JCO 2024; acelERA – Martin et al, *ESMO 2022*; evERA – Mayer et al, *ESMO 2025*; EMBER-3 – Jhaveri et al *NEMJ 2024*; ELAINE-1, Goetz et al, *Annals of Oncology 2023*; ELAINE-2 – Damodaran et. al, *Annals of Oncology 2023*

Athira PHARMA

© Athira Pharma, Inc.
16

ELAINE-3: Registrational trial of lasofoxifene in mESR1 population

FDA-aligned Ph3 registrational trial to establish improved efficacy of lasofoxifene + abemaciclib compared to current SoC combination

Screening (30 days)

Key Inclusion Criteria
- Pre- or post- menopausal women or men
- Positive ESR1 mutation
- Locally advanced or metastatic ER+/HER2- breast cancer
- Measurable or non-measurable lesions
- Evidence of progression on AI with either palbociclib or ribociclib

Randomization (1:1)

Stratification Factors:
1. Visceral vs. non-visceral disease
2. Prior chemotherapy in metastatic setting
3. Prior use of palbociclib or ribociclib

Treatment Period (up to 48 mo)

5 mg QD lasofoxifene
+ 150 mg BID abemaciclib
N = 250

500 mg monthly fulvestrant (IM)
+ 150 mg BID abemaciclib
N = 250

Study Outcomes

Primary Endpoint
- Progression-free survival

Key Secondary Endpoints
- Objective response rate, overall survival

Other Secondary Endpoints
- Clinical benefit rate, duration of response, time to response, time to cytotoxic chemotherapy, quality of life, and safety

Study Milestones
- ***FPI:*** *1Q2024 (recruiting)*
- ***LPI:*** *Expected 2Q2026*
- ***Topline:*** *Expected 1H2027*

ELAINE-3 aims to demonstrate the potential of lasofoxifene as a new standard-of-care for ESR1-driven post-CDK4/6i metastatic breast cancer

Athira PHARMA

Adapted from Goetz et. al, *Future Oncology, 2025.*

© Athira Pharma, Inc.
17

Over 50% enrolled - expected to readout in mid-2027 Global study with >200 sites Europe, North America, and APAC (including China) Study is being executed by Medpace, a full-service global CRO with extensive experience running large, successful breast cancer trials Primary endpoint is determined by an independent review of centralized scans using industry standard RECIST criteria Primary readout conducted when 285 patients have been determined as meeting the RECIST criteria for progression ELAINE-3 is on track to complete enrollment by mid-2026 © Athira Pharma, Inc.

Lasofoxifene was generally well-tolerated and had a differentiated impact on women’s quality of life over standard of care in early trials VAS, vaginal assessment scale; VuAS, vulvar assessment scale Sources: 1. Goldfarb et al. ISSWSH Annual Meeting 2023 (Poster); 2. Sermonix Conf Presentation (Slide #82). Figure: Self-assessed urogenital symptoms (composite VAS/VuAS) for lasofoxifene vs fulvestrant. Improvement Lasofoxifene is a SERM that primarily reduces estrogen signaling in breast tissue sparing healthy signaling in other tissues such as bone and urogenital Participants in the ELAINE-1 trial participated in self-assessed urogenital symptom surveys1 Lasofoxifene treatment tended to reduce incidence of VAS/VuAS symptoms Fulvestrant, the SoC comparator tended to increase symptoms MD, the iSPY-2 EOP study’s principal investigator “Lasofoxifene is reported to promote vaginal and sexual health benefits […] this could have broad implications for both the survival and quality of life for women in the metastatic and early-stage adjuvant settings.” 2 © Athira Pharma, Inc.

Lasofoxifene exhibits added clinical benefits over other endocrine therapies important to breast cancer patients and clinicians

- The effects of lasofoxifene have been extensively investigated in several clinical studies
  - Increased bone density and reduced vertebral and non-vertebral fractures[1,2]
  - Reduced LDL and coronary heart disease events [2,3,4]
  - Improved symptoms of vaginal atrophy in two Phase 3 studies[5]



Cumulative Incidence of Nonvertebral Fractures (%)
12
11
10
9
8
7
6
5
4
3
2
1
0
0
1
2
3
4
5
Years since Randomization
Placebo
Lower-dose lasofoxifene P=0.19
Higher-dose lasofoxifene P=0.002

Figure: *Cumulative incidence of nonvertebral fractures showing placebo, lasofoxifene 0.25 mg (low dose), lasofoxifene 5 mg (high dose)*

No head-to-head trials have been conducted comparing combination lasofoxifene therapy to other endocrine therapies

Sources: 1. McClung et al. *American Society of Bone and Mineral Res Annual Meeting 2015 (Poster);*
2. Cummings et al. *NEJM 2010*; 3. Lewiecki et al., *Ther Clin Risk Manag. 2009;* 4. Ensrud et al *Circulation AHA Journal, 2010*, 5. Kagan et al., Menopause 2024

Athira PHARMA

© Athira Pharma, Inc.

20

ELAINE-3 is a registrational Phase 3 program

Built on established biology, prior clinical signal, and established standard-of-care benchmarks

- ✓ **Clear, validated comparator:** Fulv + abema is a well-established 2L SoC in mESR1 mBC, enabling a clear and interpretable superiority test
- ✓ **Promising prior efficacy signal:** ~13 mo PFS exceeds historical benchmarks
- ✓ **Mechanistically differentiated backbone:** SERM profile enables mESR1 suppression with favorable tolerability and potential for added clinical benefit
- ✓ **Aligned with emerging treatment paradigm:** Oral SERD/SERM + CDK4/6i combinations increasingly defining the post-CDK4/6 treatment landscape



2L Standard of Care: CDK4/6i + Oral SERD/SERM in ESR1-Mutant HR+ mBC
Oral SERD / SERM + CDK4/6i
CDK4/6 Retreatment
Oral SERD Monotherapy
mPFS (mo)
16
14
12
10
8
6
4
2
0
Oral SERD/ SERM + CDK 4/6i
Lasofoxifene + Abemaciclib
Palazestrant + Ribociclib
Vepdegestrant + Palbociclib
Elacestrant + Abemaciclib
Imlunestrant + Abemaciclib
Fulvestrant + Abemaciclib
Fulvestrant + Palbociclib
Fulvestrant + Palbociclib
Fulvestrant + Ribociclib
Elacestrant
Vepdegestrant
Imlunestrant
Phase 3 Study with Combo?
Yes
No
No
No
Yes
No
No
No
No
No
No
No

Comparisons are based on independently published study results. No head-to-head trials have been conducted comparing lasofoxifene combination regimens to SoC combination regimens. Therefore, such data may not be directly comparable due to differences in trial protocols, dosing regimens, and patient populations. Accordingly, these cross-trial comparisons should not be relied on.

Sources – Laso+abema: Damodaran et. al, *Annals of Oncology 2023;* Palazestrant + Ribo: Olema oncology, *ESMO 2025*; Vepdegestrant + Palbociclib: Arvinas and Pfizer, *ESMO 2024*; Elacestrant + abema: Rugo et al, SABCS 2025; Imlunestrant + abema: Jhaveri et al *NEMJ 2024*; Fulvestrant + abema: Kalinsky et al, JCO 2024; Fulvestrant + Palbociclib (2): Mayer et al, JCO 2024; Fulvestrant + Ribociclib: Kalinsky et al, JCO 2023; Elacestrant monotherapy: Bidard et al, JCO 2022; Vepdegestrant monotherapy: Campone et al *NEJM 2025;* Imlunestrant monotherapy: Jhaveri et al *NEMJ 2024*

Athira PHARMA

© Athira Pharma, Inc.
21

Competitive advantages of Laso combo in 2L/3L ESR1-mutated mBC

Lasofoxifene profile:

- ✓ Differentiated MOA
- ✓ Competitive efficacy profile
- ✓ Strong safety and tolerability profile
- ✓ Exhibits QoL & clinical benefits over SERDs
- ✓ Large pivotal Phase 3 (n=500) underway in all post-CDK4/6i ESR1 mutations to support potential registration
- ✓ FDA-recommended combination comparator as opposed to monotherapy in EMBER-3

	Imlunestrant + Abema[1,2]	Lasofoxifene + Abema[3,4]
Administration	Oral, 400 mg daily tablet, must be taken fasting	Oral, 5 mg daily tablet, no food effect
MOA	SERD (ER degradation)	**SERM** (ER modulation; tissue selectivity)
Efficacy	EMBER-3, mESR1 population, 60-75% prior CDK4/6i: PFS 11.1 mo (n=67) ORR 39% (n= 54)	ELAINE-3, mESR1 population, 100% prior CDK4/6i: **PFS ~13 mo** (n=29) **ORR 56%** (n=29)
Safety & Tolerability	• Dose reductions: 42% • Grade 3 diarrhea: 9% • Anemia: 46%	• **Dose reductions: 21%** • **Grade 3 diarrhea: 0%** • **Anemia: 28%**
QoL & Clinical Benefits	• None	• **Improved urogenital symptoms (ELAINE-1)** • **Potential bone density and lipids health benefits (PEARL, CORAL, OPAL studies)**

Ongoing Phase 3 registrational trial (ELAINE-3) will directly evaluate lasofoxifene + abema vs fulvestrant + abema (SoC) and potentially establish lasofoxifene as endocrine backbone 2L/3L SOC

ER, estrogen receptor; SERD, selective estrogen receptor degrader; SERM, selective estrogen receptor modulator; ESR1 (gene), estrogen receptor 1; ORR, objective response rate; QoL, Quality of life; PFS, progression-free survival

Comparisons are based on independently published study results. No head-to-head trials have been conducted comparing combination lasofoxifene therapy to other combinations presented in this slide. Therefore, such data may not be directly comparable due to differences in trial protocols, dosing regimens, and patient populations. Accordingly, these cross-trial comparisons should not be relied on. Sources: 1. Jhaveri et al, *NEJM 2025;* 2. Jhaveri et al *SABCS presentation 2025*; 3. Goldfarb et al. *ISSWSH Annual Meeting 2023 (Poster)*; 4. Damodaran et. al, *Annals of Oncology 2023.*

© Athira Pharma, Inc.
22

Endocrine backbone choice drives long-term risk and differentiation Comparisons are based on independently published study results. No head-to-head trials have been conducted comparing combination lasofoxifene therapy to other combinations presented in this slide. Therefore, such data may not be directly comparable due to differences in trial protocols, dosing regimens, and patient populations. Accordingly, these cross-trial comparisons should not be relied on. © Athira Pharma, Inc. Safety and tolerability While cross trial comparisons should be interpreted with caution, lasofoxifene exhibits a favorable safety and tolerability profile, specifically with regards to dose reduction and serious AEs, and additional QoL benefits No stacking with abemaciclib for diarrhea Combination treatment strategy drives long-term risk Regimens rely on chronic CDK4/6 inhibition, which defines the dominant toxicity burden Endocrine backbone choice therefore determines safety risk, tolerability, combinability and long-term adherence Chronic exposure considerations Oral SERDs are entering longer-duration use across lines and combinations While short-term safety is reassuring, SERD chronic toxicity profiles are still maturing, and longer-term use may impact ER in healthy tissues (e.g. bone, vagina) SERMs bring decades of human exposure and predictable long-term safety characteristics Lasofoxifene + abemaciclib vs. SERD + CDK4/6i regimens Lasofoxifene has the potential to deliver durable efficacy, minimize long-term safety risks, and provide QoL and clinical benefits that may position it as the next backbone endocrine therapy

Lasofoxifene's targeted activity in mutant ESR1 presents a billion-dollar precision oncology opportunity in 2L/3L ER+ mBC

- **Global breast cancer market:** $55B (2027)[1]
- **Expected payer acceptance:** Fulvestrant, elacestrant precedents
- **Favorable outlook:** Physician enthusiasm and QoL advantages may help increase adherence and compliance

What is the likelihood that you would prescribe lasofoxifene combo to treat patients with ER+/HER2- advanced breast cancer with an ESR1 mutation? *(N=50)*[2]



Definitely Would
42%
Probably Would
44%
Might or Might Not
14%
Probably Would Not
0%
Definitely Would Not
0%
Percentage of Physicians



US Market
Number of ER+/HER2- mBC
119k[3]
Number of ER+/HER2- mBC cases in 2L+ therapy
95k[4]
Number of patients who will develop ESR1 mutation
38k[5]
Assuming ~10% market penetration
Lasofoxifene peak market sale potential
>$1B

Sources: 1. Fortune Business Insights. *Retrieved from https://www.fortunebusinessinsights.com/industry-reports/breast-cancer-therapeutics-market-100163*; 2. LifeSci 1Q2023 Quantitative Survey, Sermonix; 3. *Calculated from* Komen MBC prevalence (~170k) × NCI ER+/HER2− share (~70%), Komen*: Retrieved from https://www.komen.org/breast-cancer/facts-statistics/breast-cancer-statistics*, NCI*: Retrieved from https://seer.cancer.gov/statfacts/html/breast-subtypes.html; 4. Calculated based on 80% transition to 2L+* (Almekinders et al. *Breast Cancer Res Treat 2025); 5. Calculated based on 40% ESR1 mutation incidence* (Venetis et al. *Cancer Treat Rev 2023).*

© Athira Pharma, Inc.
24

Orserdu sales illustrate the commercial opportunity for lasofoxifene's precision oncology opportunity in 2L/3L ER+ mBC

- **Orserdu (elacestrant) achieved rapid commercial uptake**, validating ESR1 mutation as a commercially viable biomarker
- **Commercial success** was achieved despite modest clinical efficacy with PFS of ~4 months and low ORR in post-CDK4/6 setting[2]
- **Adoption occurred despite notable tolerability challenges**, including GI adverse events and lipid abnormalities, underscoring strong physician willingness to use targeted endocrine agents in ESR1-mutant disease

Lasofoxifene has the potential to meaningfully expand this validated market, with:

✓ Superior efficacy signals including prolonged PFS
✓ Improved tolerability, QoL profile, and exhibits added clinical benefits
✓ Combination-ready positioning aligned with evolving treatment paradigm

Orserdu sales[1]


$MM
70
60
50
40
30
20
10
0
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24
Oct-24
Nov-24
Dec-24
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Orserdu - IQVIA (NSP)
3mma

Sources: 1. IQVIA, RBC Capital Markets; 2. Bidard et al, *J Clin Oncol 2022*

© Athira Pharma, Inc.
25

Lasofoxifene has the potential to be a backbone endocrine candidate with expansion potential beyond ESR1 mutant disease Treatment landscape schematic is illustrative and not intended to be comprehensive © Athira Pharma, Inc. ESR1 and PIK3CA wild-type ESR1 mut PIK3CA mut AI or fulvestrant + CDK4/6 inhibitor or other targeted therapies 1L 2L-3L Lasofoxifene + abemaciclib Lasofoxifene combo regimens Lasofoxifene combo regimens Driven by combinability, tolerability, and differentiated clinical benefit Today Future Future If lasofoxifene demonstrates superiority vs fulvestrant, we believe it has the potential to: Replace fulvestrant as the preferred endocrine partner in CDK4/6-based regimens Expand beyond ESR1-mutant disease into broader post-CDK4/6 populations with other targeted therapies Opportunity to move into earlier lines including the adjuvant setting, and serve as a more tolerable and combinable endocrine backbone

Expansion potential as endocrine partner of choice Oral administration Large unmet need Favorable safety profile and generally well-tolerated Superior PFS from Ph2 Exhibits improved QoL and clinical benefits Lasofoxifene: Ongoing registrational Phase 3 trial with readout in 2027 A differentiated therapy designed to overcome resistance, improve QoL, and establish a new standard of care in ER+ ESR1-mutant breast cancer © Athira Pharma, Inc.

28 ATH-1105 for the potential treatment of ALS Small molecule positive modulator of HGF © Athira Pharma, Inc.

Slowing neurodegeneration in ALS is a critical unmet need

Burden of ALS

ALS is a devasting neurodegenerative disease in which people progressively lose muscle control

- 225,000 people globally affected by ALS[1] with ~33,000 of those cases in the US[2]
- Average life expectancy is 2-5 years post-diagnosis[3]
- Every 90 minutes someone is diagnosed with ALS[4]
- Estimated annual out-of-pocket cost for care is $250,000[5]

Treatment Limitations[6]

- There is no cure for ALS and few effective treatment options
- Approved therapies only modestly slow progression and improve survival
- No current ALS drugs significantly protect motor neurons from the complex pathology and progressive degeneration

Significant Unmet Need

There is an urgent need for therapies that meaningfully slow neurodegeneration, preserve motor function, improve quality of life, and prolong survival

Sources: 1. Packard Center. *Retrieved from https://packardcenter.org/answer-als-partners-to-launch-the-end-als-challenge-digital-competition;* 2. CDC. *Retrieved from https://www.cdc.gov/als/php/abstracts-publications-reports/prevalence-2022-2030.html;* 3. ALS United. *Retrieved from https://alsunitedchicago.org/als-life-expectancy-by-age/;* 4. ALS Association. *Retrieved from https://www.als.org/understanding-als;* 5. ALS Association. *Retrieved from https://www.als.org/advocacy/federal-public-policy-priorities;* 6. ALS Association. *https://www.als.org/navigating-als/living-with-als/therapies-care.*

Athira PHARMA
© Athira Pharma, Inc.
29

ATH-1105: A CNS-penetrant positive modulator of HGF as a potential treatment for ALS

- ATH-1105 enhances activity of HGF, a critical neurotrophic factor in the nervous system
- Activation of HGF signaling through MET (HGF receptor) on the surface of neurons and glia initiates processes that counteract neurodegeneration
- Strong rationale from literature to support HGF modulation in ALS
  - Improves motor function, preserves motor neurons, and delays disease progression[1,2,3]
- ATH-1105 has demonstrated robust effects in preclinical models of ALS[4]


HGF
ATH-1105
MET
Plasma membrane
P
P
AKT
ERK
ROS
Cell survival
Mitochondrial function
Reduces protein pathology
Neuromuscular junction integrity
Anti-inflammatory

Sources: 1. Ishigaki et al., *J Neuropathol Exp Neurol* 2007; 2. Lee et al., *Acta Neuropathol Commun* 2019; 3. Vallarola et al., *Int J Mol Sci* 2020; 4. Berthiaume et al., *Front. Neurosci 2024.*

© Athira Pharma, Inc.
30

ATH-1105 enhanced MET activation and survival in ALS patient-derived motor neurons

Cells derived from four people with sporadic ALS



HGF
ATH-1105
MET
P
P



MET activation
ALS donors
pMET/Total MET Level
0
1
2
3
4
Vehicle
ATH-1105
p = 0.0008
ALS 1
ALS 2
ALS 3
ALS 4



Hoechst
Tuj1
Control (Day 1)
Vehicle (Day 6)
ATH-1105 10 nM (Day 6)



Neuronal survival
ALS donors
Neuronal survival on Day 6 (Fold-change)
0.8
1.0
1.2
1.4
1.6
Vehicle
ATH-1105
p = 0.016
ALS 1
ALS 2
ALS 3

**Results from ALS 4 cell line were uninterpretable as vehicle-treated group did not exhibit a significant reduction in survival.*

ALS patient-derived motor neurons treated with ATH-1105 exhibited an increase in MET activation (pMET) resulting in improved neuronal survival confirming neuroprotective activity in ALS relevant tissue

MET activation: Data presented as mean ± SEM. Statistical significance was determined via paired t-test comparing MET activation (pMET/Total MET) in motor neurons treated with vehicle or ATH-1105 10 nM for 24 hours ; n = 2-3 technical replicates from each donor

Neuronal survival: Representative image highlighting effect of ATH-1105 on ALS patient-derived motor neurons (ALS 1) in culture. Neuronal survival (number of Tuji1+ neurons) was measured as surviving neurons on Day 6 divided by number of neurons on Day 1 (control expressed as 100%). Scale bar = 100 µm. Data expressed as fold-change between vehicle and ATH-1105 and presented as mean ± SEM. Statistical significance was determined via paired t-test comparing vehicle (containing HGF 0.05 ng/ml) with ATH-1105 10 nM; n = 3-6 technical replicates from each donor . Select doses shown.

Source: Reda et al. *ALS Drug Development Summit 2025 (Poster).*

© Athira Pharma, Inc. 31

ATH-1105 preserved motor function and prolonged survival in preclinical model of ALS

Prp-TDP43^{A315T} transgenic mouse model of ALS

Motor Function



Grip strength (Newtons)
10
8
6
4
2
0
****
****
****
****
0
1
2
Months of Treatment

Survival



Treatment initiated
28 days
85 days
129 days
Probability of Survival
100
75
50
25
0
75% survival
35% survival
**p=0.0035
25
50
75
100
125
150
Age (Days)
WT + vehicle
ALS + vehicle
ALS + ATH-1105 20 mg/kg

Motor Function: Data presented as mean ± SEM. Statistics applied: 2-way ANOVA with the Dunnett's test versus ALS + vehicle. ****p < 0.0001. n=10 mice per group

Survival: Data presented as Kaplan-Meier survival curves. Statistics applied: Log-rank (Mantel-Cox) test, n=20 mice per group at start. Treatment initiated at 28 days old.

Source: Berthiaume et al., *Front. Neurosci 2024.*

Athira PHARMA
© Athira Pharma, Inc.
32

ATH-1105 protected against neurodegeneration

Prp-TDP-43^{A315T} mouse model

Sciatic nerve histopathology

In ALS mice (center), axons in the sciatic nerve are smaller, fewer, and more poorly myelinated → Neurodegeneration

ATH-1105 (right) normalizes axon morphology


WT + Vehicle
ALS + Vehicle
ALS + ATH-1105 20 mg/kg


Sciatic nerve cross section
Axon
Myelin

NfL in plasma

In ALS mice, ATH-1105 reduces NfL, a robust marker of neurodegeneration


Plasma NfL concentration (ng/mL)
6
4
2
0
****
****
WT + Vehicle
ALS + Vehicle
ALS + ATH-1105


Neurofilament light chain (NfL)

NfL release from degenerating neurons is a translatable biomarker of ALS

Two months of treatment, Prp-TDP43^{A315T} transgenic mice, "ALS" or "ALS mice.". WT = wild type (healthy control). Sciatic nerve sections stained with toluene blue to highlight axon structure. Scale bar = 10 µm. Data presented as mean ± SEM. Statistics applied: One-way ANOVA with Dunnett's multiple comparisons test ; ****p<0.0001 vs ALS + vehicle. n=10 mice/group

Source: Berthiaume et al., *Front. Neurosci 2024.*

Athira PHARMA
© Athira Pharma, Inc.
33

Disease progression was attenuated in ALS mice following early or delayed treatment initiation with ATH-1105

Prp-TDP43^{A315T} transgenic mouse model of ALS

- WT + Vehicle
- ALS + Vehicle
- ALS + ATH-1105 20 mg/kg (Early)
- ALS + ATH-1105 20 mg/kg (Delayed)

Motor function



Rotarod
Latency to Fall (sec)
100
80
60
40
20
0
***
****
****
****
****
****
**
****
Delayed treatment start
1
2
3
4
Age (Months)

Nerve function



Compound muscle action potential amplitude
CMAP Amplitude (mV)
10
8
6
4
2
0
****
****
****
**
***
****
**
***
Delayed treatment start
1
2
3
4
Age (Months)

Neurodegeneration



Plasma NfL
Plasma NfL concentration (ng/mL)
7
6
5
4
3
2
1
0
Delayed treatment start
****
****
****
****
****
****
****
****
2
3
4
Age (Months)

Delayed intervention with ATH-1105 resulted in a**slowing of further disease progression** from time of treatment onset

A **reduction** in plasma NfL levels observed once delayed ATH-1105 treatment begins

Data presented as mean ± SEM. Statistics applied: 2-way ANOVA with the Dunnett's test versus ALS + vehicle. $^{**}p < 0.01$; $^{***}p < 0.001$; $^{****}p < 0.0001$. n=10 mice per group
Source: Berthiaume et al., *Front. Neurosci 2024.*

© Athira Pharma, Inc.
34

Phase 1 results support continued development of ATH-1105 for the treatment of ALS Completed Phase 1 single and multiple dose studies in healthy volunteers Source: Ooi et al. NEALS Annual Meeting 2025 (Poster). All doses studied were generally well tolerated with no dose-limiting adverse events All adverse events were mild There were no serious adverse events No trends suggestive of a safety signal Favorable PK profile Dose linearity Rapid absorption; consistent elimination No accumulation after repeat doses for 10 days Good CNS penetration reaching target exposures that were effective in preclinical studies Time post-dose (hours) ATH-1105 Mean Plasma Concentration (ng/mL) ATH-1105 Plasma Concentration-Time Profiles Following Single Oral Doses LLOQ (0.500 ng/mL) Encouraging exploratory findings in a potential target engagement biomarker from plasma samples © Athira Pharma, Inc.

Biomarker results indicated a biological effect of ATH-1105 in humans and suggest potential to improve protein pathology in ALS

Exploratory analysis of neuronal-derived exosomes (NDE) in the plasma from Phase 1 studies

Mechanism



HGF
ATH-1105
MET
P
P
AKT
P
Phospho-TDP43
GSK3β

Preclinical data supports mechanism

In vitro (spinal motor neurons)



Phospho-GSK3β (Ser9)
pGSK3βSer9 , norm. to total GSK3β (% of control)
110
100
90
80
70
60
**
**
Control
Glutamate
+ ATH-1105 (100 nM)
+ ATH-1105 (500 nM)
+ ATH-1105 (1 µM)

Exploratory biomarker analysis suggests translation of effects on **GSK3β**

NDEs in human plasma



Phospho-GSK3β (Ser9)
CFB
Signal (Change from Baseline, %)
80
60
40
20
0
-20
-40
D10 (8h post-dose)
Placebo
100 mg ATH-1105
320 mg ATH-1105
880 mg ATH-1105

HGF/MET→AKT is known to phosphorylate **GSK3β** at Ser9 inhibiting its activity and ability to promote protein pathology (**pTDP-43**)

ATH-1105 treatment inhibited **GSK3β** activity in vitro (increased phosphorylation at Ser 9) shown above, and reduced **phospho-TDP-43** in the Prp-TDP43 mouse model of ALS

ATH-1105 treatment led to increased expression of **phospho-GSK3β** (inactive form), a potential biomarker of target engagement that may be relevant for TDP-43 pathology

Athira PHARMA

In vitro data: **p<0.01, ***p<0.001 vs. glutamate alone. One-way ANOVA with Fisher's multiple comparison post-test; n = 3-4 biological replicates.
NDE: Data expressed as percent change from baseline (Day 1 Pre-dose). Mean ± SEM. Mixed effects model analysis with Dunnett's multiple comparison test vs placebo at 8h-post dose; n = 5-6 subjects per treatment group

© Athira Pharma, Inc.
36

Planning underway for a Phase 2 proof-of concept study to explore functional measures, biomarkers, and safety in people living with ALS Design considerations: ≥ 6 months treatment duration Biomarkers, including plasma NfL and NDEs Functional measures ALSFRS-R Vital capacity Grip strength Aim is to explore safety and preliminary efficacy to inform a potentially pivotal clinical trial ATH-1105 is ready for a Phase 2 study in people living with ALS © Athira Pharma, Inc.

Expansion potential ATH-1105 is a Phase 2 ready asset for the treatment of ALS A novel therapy designed to address the complex pathology and mitigate neurodegeneration in ALS Oral administration Neuroprotective* Favorable safety profile and generally well-tolerated Reduces plasma NfL* Biomarker signals in Phase 1 *in preclinical models © Athira Pharma, Inc.

Advancing 2 programs that have the potential to deliver life-changing therapies in breast cancer and ALS Transforming our future Compelling clinical development programs in areas of profound need Multibillion-dollar market opportunities Key clinical readouts within 2 years © Athira Pharma, Inc.

$90M upfront financing provides cash runway through data readout and into 2028 Up front financing supports lasofoxifene development program through topline data with sufficient capital runway into 2028 $90M upfront priced at a greater than 50% premium to our December 17, 2025 closing price [$6.35/share] If exercised, warrants provide up to additional $146M for further support PIPE financing up to $236 million © Athira Pharma, Inc.

Lasofoxifene Phase 3 registrational study ongoing with >50% enrolled ATH-1105 Phase 2 POC study in ALS planned to start in 1H2026 Expected key inflection points within ~2 years Topline results expected in mid-2027 Topline results expected 2027 © Athira Pharma, Inc.

Thank You © Athira Pharma, Inc.